UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 22, 2007

BRAVO RESOURCE PARTNERS LTD.
(Name of Small Business Issuer in its charter)

Yukon, British Columbia	0-30770	04-3779327
(State of incorporation)	Commission File No.	(IRS Employer
Identification No.)

4155 E. Jewell Ave., Suite 500
Denver, Colorado  80222
                (Address of Principal Executive Office) Zip Code

       Registrant's telephone number, including Area Code: (303) 831-8833

Item 5.02 Departure of Officer.

Bravo Resource Partners Ltd. (BRPNE)(the “Company”) announces that Mr. Ernest Staggs has resigned as Treasurer and Chief Financial Officer of the company effective immediately   Mr. Staggs maintains his position as a director.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Number	Description
99.1	Form 27
99.2	Resignation Letter
99.3	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 22, 2007

                                                  BRAVO RESOURCE PARTNERS, LTD.

                                                  By:   /s/ Tyrone R. Carter
                                                          Tyrone R. Carter
                                                           Director